UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2019 (November 13, 2019)

Stable Road Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39128	83-1905538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Abbot Kinney Blvd.

Venice, California 90291

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (833) 478-2253

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	SRACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	SRAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SRACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 13, 2019, Stable Road Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), including 2,250,000 Units issued pursuant to the exercise of the underwriter’s over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) and one half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

On November 13, 2019, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 545,000 Units (the “Private Placement Units”), including 495,000 Private Placement Units to SRC-NI Holdings, LLC (the “Sponsor”) and 50,000 Private Placement Units to Cantor Fitzgerald & Co., generating gross proceeds to the Company of $5,450,000.

A total of $172,500,000, comprised of $167,050,000 of the proceeds from the IPO (which amount includes $6,900,000 of the Underwriter’s deferred discount) and $5,450,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of November 13, 2019 reflecting the receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of November 13, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABLE ROAD ACQUISITION CORP.

Date: November 19, 2019	By:	/s/ Brian Kabot
		Name:	Brian Kabot
		Title:	Chief Executive Officer

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